UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22794

Gator Series Trust

 (Exact name of registrant as specified in charter)

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Address of principal executive offices)(Zip code)

Derek Pilecki

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Name and address of agent for service)

With copy to:

Jeffrey T. Skinner, Esp.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC  27101

Registrant's telephone number, including area code: (813) 282-7870

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Gator Series Trust

Gator Financial Fund

Institutional Class (GFFIX)

Annual Report

March 31, 2020

GATOR FINANCIAL FUND

LETTER TO SHAREHOLDERS

MARCH 31, 2020 (UNAUDITED)

Dear Gator Financial Fund Shareholders:

This is our annual letter for fiscal year 2020 ending March 31, 2020.  We made the difficult decision to liquidate the Gator Financial Fund in March.  The liquidation will take place in mid-June.  Shareholders may redeem shares at any time prior to the liquidation.  If you hold your shares through the liquidation, you will receive cash for your shares shortly after the liquidation date.  If you have any questions about the process, please reach out to me and I would be happy to assist.

Review of Performance

The Gator Financial Fund underperformed its benchmarks, the Russell 2000 Index® and the Russell 3000 Financials Index during the 2020 fiscal year ending March 31, 2020. The Fund underperformed mainly because the portfolio was focused on credit-sensitive Financials such as consumer finance companies and universal banks.  As financial market conditions deteriorated due to the pandemic, the stock of credit sensitive Financials underperformed the broad stock market.

Returns for the Financial Fund and its primary benchmark, the Russell 2000 Index® for the period April 24, 2013 through March 31, 2020 are summarized below:

Performance Returns Through 03/31/20
							Annualized Since
	2020 YTD	3 Months	6 Months	1 Year	3 Years	5 Years	Inception
GFFIX	-40.19%	-40.19%	-34.99%	-32.79%	-7.89%	-6.53%	-2.21%
Russell 2000 Index®	-30.62%	-30.62%	-23.74%	-23.99%	-4.64%	-0.25%	4.60%
Russell 3000 Financials Index®	-28.57%	-28.57%	-23.15%	-15.56%	0.44%	4.46%	7.71%

The Gator Financial Fund’s inception date was April 24, 2013.  Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Gator Financial Fund ("the Fund") imposes a 1.0% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, and if reflected, total returns on any shares incurring the redemption fee would be reduced. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-270-2678.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The advisor has currently entered into a fee waiver agreement with the fund through 08/01/2024.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 3000 Financials Index® measures the performance of the financial services segment of the U.S. equity universe.  These are used for comparison purposes only, and are not meant to be indicative of the Gator Financial Fund’s performance, asset composition, or volatility. The performance of the Russell 2000 Index® and the Russell 3000 Financials Index® are shown with all dividends reinvested and do not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

GATOR FINANCIAL FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

During the period from October 1, 2019 through March 31, 2020, the Financials Fund had a total return of -34.99% compared to the benchmark Russell 2000 Small Cap Index® which returned -23.74% during this period. Total return indicates the Financial Fund’s performance taking into consideration changes in the net asset value, accumulation and reinvestment of dividends, and their compounding effect over time.

Conclusion

As an investor in the fund since inception, the decision to close the Fund was difficult for me, and I am disappointed in the Fund results. We decided to close the fund because we could not justify the ongoing subsidies that we were making to keep the fund expenses reasonable.   Thank you for entrusting Gator Capital Management with a portion of your investment portfolio. It has been an honor and we hope to have the opportunity to serve you again through our other accounts.

Sincerely,

Derek S. Pilecki

Portfolio Manager

Risk Definitions and Disclosures

An investment in the Fund is subject to special risks including but not limited to, small and mid-cap companies securities risk which is subject to the potential for increased volatility as a result of investing in securities that are more volatile compared to investments in more established companies.

Mutual fund investing involves risk. Such risks associated with the Fund as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.gatormutualfunds.com or by contacting Mutual Shareholder Services (“MSS”) toll free at (855) 270-2678. We encourage you to read the prospectus carefully before investing.

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. MSS serves as the Fund Transfer Agent and provides Fund Accounting and Pricing Services to the Fund.  Arbor Court Capital, LLC (“ACC”) serves as the Distributor for the Fund and is a member of FINRA and SIPC. Gregory Getts is the primary owner of MSS and of ACC.

Contact Us

Gator Financial Fund                                      Mutual Shareholder Services

Derek Pilecki, Portfolio Manager                      8000 Town Centre Drive, Suite 400

c/o Gator Capital Management, LLC                Broadview Heights, OH  44147

100 S. Ashley Dr., Ste. 895                               (855) 270-2678

Tampa, FL 33602

(813) 282-7870

GATOR FINANCIAL FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

FOR THE PERIOD APRIL 24, 2013

(commencement of investment operations)

THROUGH MARCH 31, 2020

* Annualized	1 Year	5 Year	Since Inception *	Ending Value
Gator Financial Fund - Institutional Class	-32.79%	-6.53%	-2.21%	$ 8,563
Russell 2000 Index®	-23.99%	-0.25%	4.60%	$ 13,663

Cumulative Performance Comparison of $10,000 Investment

This chart assumes an initial investment of $10,000 made in the Institutional Class shares on April 24, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions, if any. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The figures for the Russell 2000 Index® reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

GATOR FINANCIAL FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the schedule of investments.

Real Estate Investment Trust, 11.90%
Basic Materials, 0.77%
Real Estate, 6.52%
Money Market Fund, 0.32%
Financial Services, 80.49%

Sectors are based on Morningstar® classifications.

GATOR FINANCIAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares		Value

COMMON STOCK - 77.70%

Commercial Banks - 3.43%
15,500	Barclays PLC ADR	$ 70,215

Finance Services - 3.38%
4,300	Synchrony Financial	69,187

Insurance - 5.91%
9,800	Ambac Financial Group, Inc. *	120,932

Investment Advice - 2.03%
6,500	Brightsphere Investment Group PLC	41,535

Metals & Mining - 0.72%
3,836	Suncoke Energy, Inc.	14,769

Mortgage Bankers & Loan Correspondents - 3.35%
3,100	PennyMac Financial Services, Inc.	68,541

National Commercial Banks - 7.83%
1,900	Pinnacle Financial Partners, Inc.	71,326
9,600	UBS Group AG (Switzerland)	88,896
		160,222
Personal Credit Institutions - 10.37%
4,100	OneMain Holdings, Inc.	78,392
18,600	SLM Corp.	133,734
		212,126
Real Estate - 6.09%
23,500	BBX Capital Corp. Class A	54,285
6,000	Cushman & Wakefield PLC (United Kingdom) *	70,440
		124,725
Services - Prepackaged Software - 2.33%
25,600	Great Elm Capital Group, Inc. *	47,616

Security Brokers, Dealers & Flotation Companies - 19.56%
11,300	Credit Suisse Group AG ADR (Switzerland)	91,417
700	Goldman Sachs Group, Inc.	108,213
2,400	Morgan Stanley	81,600
15,700	Navient Corp.	119,006
		400,236

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2020

Shares		Value

State Commercial Banks - 10.15%
5,300	Ally Financial, Inc.	76,479
4,300	ConnectOne Bancorp, Inc.	57,792
2,400	Western Alliance Bancorp	73,464
		207,735
Surety Insurance - 2.55%
4,500	NMI Holding, Inc. Class A *	$ 52,245

TOTAL FOR COMMON STOCK (Cost $2,331,999) - 77.70%		1,590,084

PREFERRED STOCK - 4.31%
16,000	Federal National Mortgage Association, Series T, 8.25%, Perpetual *	88,320
TOTAL FOR PREFERRED STOCK (Cost $144,673) - 4.31%		88,320

REAL ESTATE INVESTMENT TRUST - 11.13%
4,100	Outfront Media, Inc.	55,268
10,600	PennyMac Mortgage Investment Trust	112,572
2,000	Seritage Growth Properties *	18,220
8,000	Site Centers Corp.	41,680
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $358,683) - 11.13%		227,740

WARRANT - 0.09%
5,800	Zions Bancorp, N.A. *	$ 1,904
TOTAL FOR WARRANT (Cost $95,607) - 0.09%		1,904

MONEY MARKET FUND - 0.30%
6,096	Fidelity Investments Money Market Government Portfolio – Institutional Class 0.34% **	6,096
TOTAL MONEY MARKET FUND (Cost $6,096) - 0.30%		6,096

INVESTMENTS IN SECURITIES, AT VALUE (Cost $2,937,058) - 93.53%		$ 1,914,144

OTHER ASSETS IN EXCESS OF LIABILITIES - 6.47%		132,332

NET ASSETS - 100.00%		$ 2,046,476

* Represents non-income producing security during the year.

** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2020.

ADR - American Depositary Receipt.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2020

Assets:
Investments in Securities, at Value (Cost $2,937,058)	$ 1,914,144
Receivables:
Dividends and Interest	1,639
Due from Advisor	28,612
Investment Securities Sold	115,840
Prepaid Expenses	2,747
Total Assets	2,062,982
Liabilities:
Payables:
Trustee Fees	285
Other Accrued Expenses	16,221
Total Liabilities	16,506
Net Assets	$ 2,046,476

Net Assets Consist of:
Paid In Capital	$ 3,541,891
Accumulated Earnings (Deficit)	(1,495,415)
Net Assets	$ 2,046,476

Institutional Class Shares:
Net Assets	$ 2,046,476
Shares outstanding	247,443
Net asset value and offering price per share	$ 8.27	**
(Unlimited shares authorized at no par value)
Short-term redemption price per share ($8.27 x 0.99) *	$ 8.19

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.

** Net Asset Value ("NAV") is due to adjustments in accordance with accounting principles generally accepted in the United States of America ("GAAP") and differs from published NAV.

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

STATEMENT OF OPERATIONS

        For the Year Ended MARCH 31, 2020

Investment Income:
Dividends	$ 67,578
Interest	1,366
Total Investment Income	68,944

Expenses:
Advisory Fees	26,342
Transfer Agent & Accounting Fees	23,033
Chief Compliance Officer Fees	15,041
Registration Fees	4,297
Audit Fees	12,033
Miscellaneous Fees	3,642
Nasdaq Fees	666
Trustee Fees	4,713
Custodial Fees	5,198
Legal Fees	31,718
Printing and Mailing	526
Total Expenses	127,209
Fees Waived and Reimbursed by the Adviser	(78,146)
Net Expenses	49,063

Net Investment Income	19,881

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(130,757)
Net Change in Unrealized Depreciation on Investments	(962,213)
Net Realized and Unrealized Loss on Investments	(1,092,970)

Net Decrease in Net Assets Resulting from Operations	$ (1,073,089)

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year End	Year End
	March 31, 2020	March 31, 2019
Increase in Net Assets From Operations:
Net Investment Income	$ 19,881	$ 10,234
Net Realized Gain (Loss) on Investments	(130,757)	636,912
Net Change in Unrealized Depreciation on Investments	(962,213)	(538,957)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,073,089)	108,189

Distributions to Shareholders:
Total Distributions Paid	(19,118)	-

Increase (Decrease) from Shareholder Activity:
Proceeds from Sale of Shares
Institutional Class	33,682	140,701
Distributions Reinvested
Institutional Class	19,118	-
Cost of Shares Redeemed
Institutional Class	(123,208)	(73,043)
Net Increase (Decrease) from Shareholder Activity	(70,408)	67,658

Net Assets:
Net Increase (Decrease) in Net Assets	(1,162,615)	175,847
Beginning of Year	3,209,091	3,033,244
End of Year
	$ 2,046,476	$3,209,091

Share Transactions:
Shares Sold
Institutional Class	3,806	11,671
Shares Reinvested
Institutional Class	1,377	-
Shares Redeemed
Institutional Class	(17,145)	(5,875)
Net Increase (Decrease) in Shares	(11,962)	5,796
Shares Outstanding at Beginning of Year	259,405	253,609
Shares Outstanding at End of Year	247,443	259,405

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

 INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout each year presented.

	Years Ended
	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016

Net Asset Value, at Beginning of Year	$ 12.37	$ 11.96	$ 10.76	$ 9.12	$ 11.88

Income From Investment Operations:
Net Investment Income *	0.08	0.04	0.07	0.07	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(4.11)	0.37	1.24	1.68	(2.81)
Total from Investment Operations	(4.03)	0.41	1.31	1.75	(2.76)

Distributions From:
Net Investment Income	(0.07)	-	(0.11)	(0.11)	-
Total Distributions	(0.07)	-	(0.11)	(0.11)	-

Net Asset Value, at End of Year	$ 8.27	$ 12.37	$ 11.96	$ 10.76	$ 9.12

Total Return **	(32.79)%	3.43%	12.15%	19.16%	(23.23)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,046	$ 3,209	$ 3,033	$ 2,312	$ 2,050
Before Waiver
Ratio of Expenses to Average Net Assets	3.85%	3.96%	4.27%	4.86%	3.50%
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.60%	0.32%	0.61%	0.69%	0.49%
Portfolio Turnover	51.91%	53.81%	13.63%	31.70%	52.19%

* Per share net investment income (loss) has been determined on the basis of average shares method.

**Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

1.  ORGANIZATION

The Gator Series Trust, formally known as Endurance Series Trust prior to February 27, 2014, is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated November 29, 2012 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. Currently there is only one series authorized by the Trustees.  The series currently authorized and incorporated in this report is the Gator Financial Fund (formerly known as the Gator Focus Fund) (the "Fund").  The Fund currently has one class of shares, the Institutional Class.  The Investor Class shares were liquidated on March 29, 2018.  The Fund is diversified. The Investment Adviser to the Fund is Gator Capital Management, LLC (the "Adviser" or “GCM”).

For the Fund - the Institutional Class commenced investment operations on April 24, 2013.

The Fund’s investment objective is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

CASH AND CASH EQUIVALENTS: The Fund maintains cash in accounts at a custodian bank which, at times, may exceed federally insured limits.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

The Fund recognizes the tax benefits of certain tax positions only where the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions; and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2017, 2018, and 2019 tax returns or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended March 31, 2020, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for Federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for Federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for Federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s net asset value (“NAV”) is calculated once daily, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV, is divided by the total number of shares outstanding, to determine the NAV of each share.

REDEMPTION FEE: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee, of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by the Fund. There was $0 in redemption fees collected for the Fund during the year ended March 31, 2020.

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

Equity securities (common stock including ADRs, and Warrants) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price.  Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money market mutual funds are generally priced at the ending value of $1 NAV per share provided by the service agent of the money market fund. These securities will be categorized as Level 1 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured as of March 31, 2020:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 1,590,084	$ -	$ -	$ 1,590,084
Preferred Stock	88,320	-	-	88,320
Real Estate Investment Trust	227,740	-	-	227,740
Warrant	1,904	-	-	1,904
Money Market Fund	6,096	-	-	6,096
Total	$ 1,914,144	$ -	$ -	$ 1,914,144

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the year ended March 31, 2020.

The Fund did not hold any derivative instruments at any time during the year ended March 31, 2020. For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments.

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Gator Capital Management, LLC, serves as investment Adviser to the Fund. Subject to the supervision and direction of the Trustees, the Adviser manages the Fund’s investments to be sure they are made in accordance with the Fund’s stated investment objectives and policies. The fees paid to the Adviser are governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund, and the Adviser. The Fund, on a monthly basis, is charged an annual advisory fee equivalent to 0.80% of the Fund's average daily net assets

For the year ended March 31, 2020, the Adviser earned $26,342 from the Fund for advisory fees.  During the same period, the Adviser waived and reimbursed $78,146 in expenses pursuant to the Expense Limitation Agreement.  At March 31, 2020, the Adviser owed the Fund $28,612 for waived fees and expenses.

The Adviser has contractually agreed to waive or reimburse expenses, through August 1, 2024 for the Fund to ensure that total annual operating expenses of the Fund after fee waivers and reimbursements (exclusive of any 12b-1 fees, taxes, short selling expenses, interest, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.49% of average daily net assets attributable to the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within thirty six months following the date such waiver or reduction occurred, if the Fund is able to make the payment without exceeding the 1.49% expense limitation or the expense limitation in effect at the time of the waiver, whichever is lower.  Below is a table that shows the amounts that the Adviser has available for recoupment and the expiration dates of such amounts.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Fund’s Adviser.  At March 31, 2020, the expense waivers subject to recoupment were as follows:

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2018	March 31, 2021	$80,558

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2019	March 31, 2022	$78,089

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2020	March 31, 2023	$78,146

TRUSTEE FEES: Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $1,000 per year plus $500 per Trust meeting attended in person and $250 per Trust meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

5.  INVESTMENTS

For the year ended March 31, 2020, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $1,632,750 and $1,787,307, respectively for the Fund.

6.  TAX MATTERS

For Federal income tax purposes, the cost of investments owned at March 31, 2020, was $2,937,058. At March 31, 2020, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$78,547
Gross unrealized depreciation on investment securities	(1,101,461)
Net unrealized depreciation on investment securities	$ (1,022,914)

As of March 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows:

Deferred Late Year Capital Loss

$  (15,300)

Net Unrealized Depreciation

               (1,022,914)

Capital Losses Carried Forward

  (457,201)

Total

             $(1,495,415)

The Fund has $46,979 and $410,222 in available short term and long term capital loss carryforwards respectively, that have no expiration date.

The Fund paid an ordinary income distribution of $19,118 for the year ended March 31, 2020.

The Fund did not pay any distributions for the year ended March 31, 2019.

Permanent book and tax differences attributable to the reclassification of Fund distributions and net operating loss resulted in the following reclassifications on the Statement of Assets and Liabilities for the year ended March 31, 2020:

Paid in Capital	Accumulated Earnings (Deficit)
$ (20,990)	$ 20,990

7.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

the Investment Company Act of 1940, as amended.  As of March 31, 2020, the Pilecki Family owned approximately 40.51% of the Fund.

8.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

10.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11.  SUBSEQUENT EVENTS

The Fund has terminated the public offering of its shares and will discontinue its operations effective June 17, 2020.  Shares of the Fund are no longer available for purchase and, at the close of business on June 17, 2020; all outstanding shares of the Fund will be redeemed at net asset value.

The Board, in consultation with the Fund’s Adviser, determined and approved in a meeting of the Board on April 16, 2020 (the “Meeting”), to discontinue the Fund’s operations based on, among other factors, the Board’s determination that the Fund’s current asset size, recent purchase and redemption history and projected expenses and expense structure indicate that it is unlikely that the Fund will grow for the foreseeable future.  Through the date of the Fund’s liquidation, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund at its current expense limit, as specified in the Prospectus.

At the Meeting, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than June 17, 2020; and (ii) all outstanding shareholder accounts on June 17, 2020, be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts.  In addition, the Fund’s redemption fee for all shareholder redemptions on or after April 17, 2020 is eliminated.  As a result of the liquidation of the Fund’s portfolio securities described above, the Fund’s portfolio holdings will be reduced to cash or cash equivalent securities.  Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objectives.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process.

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no further events require accounting or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Gator Series Trust

and the Shareholders of Gator Financial Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Gator Financial Fund, a series of shares of beneficial interest in Gator Series Trust (the “Fund”), including the schedule of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Gator Series Trust since 2013.

Philadelphia, Pennsylvania

May 28, 2020

GATOR FINANCIAL FUND

EXPENSE ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

Expense Example

As a shareholder of the Gator Financial Fund (the “Fund”), you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees and other Fund expenses.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2019 through March 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Gator Financial Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2019	March 31, 2020	October 1, 2019 to March 31, 2020

Actual	$1,000.00	$648.51	$6.14
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.55	$7.52

GATOR FINANCIAL FUND

EXPENSE ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

GATOR FINANCIAL FUND

TRUSTEES & OFFICERS

MARCH 31, 2020 (UNAUDITED)

Trustees and Officers.  The following is a list of the Trustees and Officers of the Trust, their ages and addresses, their present positions with the Trust or the Fund, and their principal occupations during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Rhett E. Ingerick 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 44	Trustee	Since Inception	Functional Analyst Lead at KForce Inc., a professional staffing services firm (2015-present); Senior Integration Developer, Talbots, Inc. (2014-2015); Software Developer, Kforce Inc. (1999-2014).	One	None
Bevin E. Newton 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 48	Trustee	Since Inception

Independent Contract Project Manager (November 2018-Present); Choreographer and Instructor at Dance Stop Studios/Dance Stop Company (June 2016-present); Dance and Movement Consultant/Instructor for the Walton High School Marching Band and Color Guard (May 2017-Present); Executive Director for The Roswell United Methodist Church Foundation (April 2012 - May 2016); Choreographer and Instructor at The Cartersville School of Ballet/Cartersville City Ballet (2004-2018).

				One	None
Interested Trustee*
Derek Pilecki 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 49	Trustee; President and Secretary	Since Inception	President and Chief Investment Officer for the Adviser (2008 – present); Co-Chair of the Investment Committee for the Growth Team and Portfolio Manager at Goldman Sachs Asset Management (2002 – 2008).	One	None
Officers
Erik Anderson 100 S. Ashley Drive, Suite 895 Tampa, FL 33262 Age: 42	Treasurer	Since February 2014

Chief Financial Officer at Oakpoint Advisors (January 2016 - present); Chief Financial Officer for the Adviser (2012 - present); Chief Financial Officer of Praesidis Advisors LLC (2008 - December 2015).

				N/A	N/A
Kyle R. Bubeck P.O. Box 11550 Overland Park, KS 66207 Age: 63	Chief Compliance Officer	Since Inception	President and Founder of Beacon Compliance Services, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an employee of the Adviser.

GATOR FINANCIAL FUND

ADDITIONAL INFORMATION

MARCH 31, 2020 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-270-2678, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-270-2678 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-270-2678 to request a copy of the SAI or to make shareholder inquiries.

Gator Financial Fund

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2020

$ 10,000

FY 2019

$ 10,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2020

$ 0

$ 0

FY 2019

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2020

$ 2,000

$ 0

FY 2019

$ 2,000

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2020

$ 0

$ 0

FY 2019

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2020

$ 2,000

FY 2019

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

 (a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gator Series Trust

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: June 8, 2020

By /s/Erik Anderson

     Erik Anderson

     Treasurer

Date: June 8, 2020